UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 2003
                        (Date of earliest event reported)


                          PARAGON FINANCIAL CORPORATION
-------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


  Delaware                      000-27437                            94-322773
-------------------------------------------------------------------------------

(State or other jurisdiction (Commission File No.) (IRS Employer Identification
of  incorporation)                                  Number)



5000 Sawgrass Village Circle, Ponte Vedra Beach, Florida                32082
-------------------------------------------------------------------------------

(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (904) 285-0000


-------------------------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report) (Zip Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits                  Description
          --------                  -----------

          99.1 Press release dated May 28, 2003 issued by Paragon Financial Corporation

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Pursuant to Item 12).

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. This information shall not be deemed in "filed" for purposes of Section 18 of the Securities Exchange Act or 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

     On May 28, 2003, Paragon Financial Corporation issued a press release reporting on its revenues, expenses and earnings for the three-month periods ended March 31, 2003 and March 31, 2002. A copy of this press release is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PARAGON FINANCIAL CORPORATION



Dated: June 2, 2003       By: /s/ Scott L. Vining
                             -------------------------------------------------
                             Scott L. Vining, Chief Financial Officer




                                        3